Rule 497(e)
Registration No. 002-85030
1940 Act File No. 811-03851

NICHOLAS II, INC.

SUPPLEMENT DATED NOVEMBER 9, 2005 TO THE PROSPECTUS DATED JANUARY 31, 2005 OF Nicholas II, Inc. – Class I

THIS SUPPLEMENT UPDATES THE PROSPECTUS

PLEASE READ AND KEEP IT TOGETHER WITH YOUR COPY OF THE PROSPECTUS FOR FUTURE REFERENCE

The purpose of this supplement is to notify the shareholders of Nicholas II, Inc. (the “Fund”) Class I shares that:

  The Amended Advisory Agreement between the Fund and Nicholas Company, Inc. filed with the Commission as Exhibit (d) to the Fund's Registration Statement on February 25, 2005 included an error in the description of the adviser’s fee calculation.

PART C: OTHER INFORMATION:

1.	In the Amended Advisory Agreement between the Fund and Nicholas Company, Inc. filed with the Commission as Exhibit (d) to the Fund's Registration Statement on February 25, 2005, the second sentence of paragraph (4) is replaced as follows:

“The annual fee shall be .75% (1/16th of 1% on a monthly basis) of such net asset value up to and including $50,000,000, .60% (1/20th of
1% on a monthly basis) of the average net asset value of the Fund over
$50,000,000 up to and including $100,000,000, and .50 (1/2 of 1% on a monthly basis) of the average net asset value of the Fund in excess of
$100,000,000.”

Although the text of the previously filed agreement contained an error, the adviser’s fee has been calculated in accordance with the actual written agreement between the Fund and the adviser and the descriptions of the fee calculation included in the Fund’s prospectus and Statement of Additional Information are accurate and have not been changed.